UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2008

CENTURY PROPERTIES GROWTH FUND XXII

 (Exact name of Registrant as specified in its charter)

California	0-13418	94-2939418
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Century Properties Growth Fund XXII, a California limited partnership (the “Registrant”), owned a 100% interest in Cooper’s Pointe CPGF 22, L.P., a Delaware limited partnership, which owned Cooper’s Pointe Apartments (“Cooper’s Pointe”), a 192-unit apartment complex located in North Charleston, South Carolina. The Registrant also owned a 100% interest in Copper Mill CPGF 22, L.P., a Delaware limited partnership, which owned Copper Mill Apartments (“Copper Mill”), a 192-unit apartment complex located in Richmond, Virginia.

On October 24, 2008 and October 29, 2008, the Registrant sold Copper Mill and Cooper’s Pointe, respectively, to JRK Property Holdings, Inc., a California corporation, and JRK Birchmont Advisors, LLC, a Delaware limited liability company (collectively the “Purchaser”). The total sales price for Copper Mill and Cooper’s Pointe was $14,600,000 and $13,000,000, respectively. The Registrant continues to own and operate two other investment properties.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s managing general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the net sales proceeds will be available to distribute to the Registrant’s partners.

Item 9.01 Financial Statements and Exhibits

(b)            Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the continuing operations of the Registrant as if Copper Mill and Cooper’s Pointe had been sold on January 1, 2007.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended June 30, 2008 and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

June 30, 2008

All other assets	$ 2,197
Investment properties, net	16,520
Total Assets	$ 18,717

All other liabilities	$ 2,098
Mortgage notes payable	38,087
Partners’ deficit	(21,468)
Total Liabilities and Partners’ Deficit	$ 18,717

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Total revenues	$ 3,628	$ 7,067
Total expenses	3,344	7,097
Net income (loss)	$ 284	$ (30)
Net income (loss)per limited partnership unit	$ 3.02	$ (0.31)

(d)   Exhibits

10.45       Third Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions between Cooper’s Pointe CPGF 22, L.P., a Delaware limited partnership,Copper Mill CPGF 22, L.P., a Delaware limited partnership, and the affiliated Selling Partnerships and JRK Property Holdings, Inc., a California corporation and JRK Birchmont Advisors, LLC, a Delaware limited liability company, dated October 21, 2008. *

10.46       Fourth Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions between Cooper’s Pointe CPGF 22, L.P., a Delaware limited partnership, Copper Mill CPGF 22, L.P., a Delaware limited partnership, and the affiliated Selling Partnerships and JRK Property Holdings, Inc., a California corporation and JRK Birchmont Advisors, LLC, a Delaware limited liability company, dated October 23, 2008. *

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES GROWTH FUND XXII

By:   FOX PARTNERS IV

General Partner

By:   FOX CAPITAL MANAGEMENT CORPORATION

Managing General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: October 30, 2008